SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): APRIL 19, 2005


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


      BRITISH VIRGIN ISLANDS           1-11226                 98-0372112
      ----------------------           -------                 ----------
  (State or other jusrisdiction   (Commission File            (IRS Employer
        of incorporation)              Number)            Identification Number)


    9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 19, 2005, Tommy Hilfiger U.S.A., Inc. ("TH USA"), a wholly-owned subsidiary of Tommy Hilfiger Corporation (the "Company"), executed a $150 million letter of credit facility (the "Credit Facility"). The Credit Facility will be used for normal trade financing and other general purposes. As part of this transaction, TH USA's current revolving credit facility, which was due to expire on July 1, 2005, was terminated.

J.P. Morgan Securities Inc. is the sole lead arranger for this new facility, with JPMorgan Chase Bank, N.A. as Administrative Agent, Fleet National Bank as Documentation Agent, and Wachovia Bank, National Association as Syndication Agent.

The Credit Facility is guaranteed by the Company and by Tommy Hilfiger U.S.A. Guaranty LLC, a subsidiary of TH USA, and is fully cash-collateralized. TH USA will pay commitment fees in the amount of 0.08% per annum on the unused portion of the Credit Facility, as well as fees of 0.08% and 0.12%, respectively, with respect to outstanding commercial and standby letters of credit.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

10.1 $150,000,000 Credit Agreement, dated as of April 19, 2005, among Tommy Hilfiger Corporation, as Guarantor, Tommy Hilfiger U.S.A., Inc., as Borrower, the Several Lenders from Time to Time Party Thereto, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                              TOMMY HILFIGER CORPORATION


                                         By:    /s/ Joseph Scirocco
                                             -------------------------------
                                             Name:  Joseph Scirocco
                                             Title: Executive Vice President,
                                                    Chief Financial Officer &
                                                    Treasurer

Date:  April 22, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.                  Description of Document
-----------                  -----------------------
        10.1 $150,000,000 Credit Agreement, dated as of April 19, 2005, among Tommy Hilfiger Corporation, as Guarantor, Tommy Hilfiger U.S.A., Inc., as Borrower, the Several Lenders from Time to Time Party Thereto, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent and JPMorgan Chase Bank, N.A., as Administrative Agent.